UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 14, 2005


                                 ZIM CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                     CANADA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-30432                                            NOT APPLICABLE
----------------------------                            -----------------------
       (Commission                                          (IRS Employer
       File Number)                                       Identification No.)

           200-20 COLONNADE ROAD                               K2E 7M6
          OTTAWA, ONTARIO, CANADA
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     (Address of principal executive offices)                (Zip Code)


                                 (613) 727-1397
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                         (Registrant's telephone number)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 14, 2005, ZIM Corporation, (OTCBB: ZIMCF) ("ZIM") issued a press release announcing its financial results for its third fiscal quarter of 2005 ended December 31, 2004. A copy of ZIM's press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information provided under Item 2.02 in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability under that Section, nor shall it be deemed to be incorporated by reference into any filing of ZIM under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits

Exhibit Number             Description
--------------             ------------
Exhibit 99.1               Press Release issued by ZIM Corporation,
                             dated February 14, 2005


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ZIM CORPORATION
                                             (Registrant)


February 14, 2005                            By: /s/ Michael Cowpland
                                                 --------------------
                                                 Michael Cowpland
                                                 President and Chief
                                                 Executive Officer










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EXHIBIT INDEX

Exhibit No.               Exhibit                                    Page
-----------               -------                                    -----
    99.1                  Press Release